Exhibit 99.2

EXECUTION VERSION

Pricing Agreement

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

One Bryant Park

New York, New York 10036

and

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

As Representatives of the several
Underwriters named in Schedule I hereto

March 5, 2015

Ladies and Gentlemen:

Abbott Laboratories, an Illinois corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated March 5, 2015 (the “Underwriting Agreement”), between the Company and the Representatives of the several Underwriters to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities”). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 10 of the Underwriting Agreement and the address of the Representatives referred to in such Section 10 are set forth at the end of Schedule II hereto. The Permitted Free Writing Prospectuses relating to the Designated Securities are attached hereto as Schedule III.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

Very truly yours,

Abbott Laboratories

By:	/s/ Robert E. Funck
	Name:	Robert E. Funck
	Title:	Vice President and Controller

Accepted as of the date hereof:

Barclays Capital Inc.

By:	/s/ Pamela Kendall
Director
On behalf of each of the Underwriters

Accepted as of the date hereof:

J.P. Morgan Securities LLC

By:	/s/ Robert Bottamedi
Vice President
On behalf of each of the Underwriters

Accepted as of the date hereof:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ Brendan Hanley
Co-head of BAML DCM
On behalf of each of the Underwriters

Accepted as of the date hereof:

Morgan Stanley & Co. LLC

By:	/s/ Yurij Slyz

On behalf of each of the Underwriters

SCHEDULE I

Underwriter	Principal Amount of Notes due 2020	Principal Amount of Notes due 2022	Principal Amount of Notes due 2025
Barclays Capital Inc.	150,000,000	150,000,000	200,000,000
J.P. Morgan Securities LLC	150,000,000	150,000,000	200,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	150,000,000	150,000,000	200,000,000
Morgan Stanley & Co. LLC	150,000,000	150,000,000	200,000,000
BNP Paribas Securities Corp.	15,000,000	15,000,000	20,000,000
Deutsche Bank Securities Inc.	15,000,000	15,000,000	20,000,000
SG Americas Securities, LLC	15,000,000	15,000,000	20,000,000
Mitsubishi UFJ Securities (USA), Inc.	15,000,000	15,000,000	20,000,000
RBS Securities Inc.	15,000,000	15,000,000	20,000,000
HSBC Securities (USA) Inc.	12,450,000	12,450,000	16,600,000
Standard Chartered Bank	12,450,000	12,450,000	16,600,000
Santander Investment Securities Inc.	12,450,000	12,450,000	16,600,000
Goldman, Sachs & Co.	7,575,000	7,575,000	10,100,000
The Williams Capital Group, L.P.	7,575,000	7,575,000	10,100,000
BBVA Securities Inc.	3,750,000	3,750,000	5,000,000
ING Financial Markets LLC	3,750,000	3,750,000	5,000,000
Mizuho Securities USA Inc.	3,750,000	3,750,000	5,000,000
RBC Capital Markets, LLC	3,750,000	3,750,000	5,000,000
U.S. Bancorp Investments, Inc.	3,750,000	3,750,000	5,000,000
Banca IMI S.p.A.	3,750,000	3,750,000	5,000,000
Total	$750,000,000	$750,000,000	$1,000,000,000

SCHEDULE II-A

Title of Notes:	2.000% Notes due 2020 (the “2020 Notes”)

Aggregate principal amount:	$750,000,000

Pricing Effective Time:	4:05 p.m., New York City time, March 5, 2015

Price to Public:	99.810% of the principal amount of the 2020 Notes, plus accrued interest from March 10, 2015.

Purchase Price by Underwriters:	99.460% of the principal amount of the 2020 Notes, plus accrued interest from March 10, 2015.

Method of and specified funds for payment of purchase price:	By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:	Indenture, to be dated as of March 10, 2015, between the Company and U.S. Bank National Association, as Trustee

Maturity:	March 15, 2020

Interest Rate:	2.000%

Interest Payment Dates:	Semiannually on March 15 and September 15, commencing September 15, 2015.

Redemption Provisions:	As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:	No sinking fund provisions

Defeasance provisions:	Sections 13.2 and 13.3 of the Indenture shall be applicable to the 2020 Notes

Time of Delivery:	March 10, 2015

Closing Location for Delivery of Securities:	The Depository Trust Company 55 Water Street New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:	Barclays Capital Inc. J.P. Morgan Securities LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated Morgan Stanley & Co LLC

Address for Notices, etc.:	c/o Barclays Capital Inc. 745 Seventh Avenue New York, NY 10019 Attn: Syndicate Registration Facsimile No.: (646) 834-8133

SCHEDULE II-B

Title of Notes:	2.550% Notes due 2022 (the “2022 Notes”)

Aggregate principal amount:	$750,000,000

Pricing Effective Time:	4:05 p.m., New York City time, March 5, 2015

Price to Public:	99.834% of the principal amount of the 2022 Notes, plus accrued interest from March 10, 2015

Purchase Price by Underwriters:	99.434% of the principal amount of the 2022 Notes, plus accrued interest from March 10, 2015

Method of and specified funds for payment of purchase price:	By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:	Indenture, to be dated as of March 10, 2015, between the Company and U.S. Bank National Association, as Trustee

Maturity:	March 15, 2022

Interest Rate:	2.550%

Interest Payment Dates:	Semiannually on March 15 and September 15, commencing September 15, 2015

Redemption Provisions:	As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:	No sinking fund provisions

Defeasance provisions:	Sections 13.2 and 13.3 of the Indenture shall be applicable to the 2022 Notes

Time of Delivery:	March 10, 2015

Closing Location for Delivery of Securities:	The Depository Trust Company 55 Water Street New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:	Barclays Capital Inc. J.P. Morgan Securities LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co LLC

Address for Notices, etc.:	c/o Barclays Capital Inc. 745 Seventh Avenue New York, NY 10019 Attn: Syndicate Registration Facsimile No.: (646) 834-8133

SCHEDULE II-C

Title of Notes:	2.950% Notes due 2025 (the “2025 Notes”)

Aggregate principal amount:	$1,000,000,000

Pricing Effective Time:	4:05 p.m., New York City time, March 5, 2015

Price to Public:	99.793% of the principal amount of the 2025 Notes, plus accrued interest from March 10, 2015

Purchase Price by Underwriters:	99.343% of the principal amount of the 2025 Notes, plus accrued interest from March 10, 2015

Method of and specified funds for payment of purchase price:	By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:	Indenture, to be dated as of March 10, 2015, between the Company and U.S. Bank National Association, as Trustee

Maturity:	March 15, 2025

Interest Rate:	2.950%

Interest Payment Dates:	Semiannually on March 15 and September 15, commencing September 15, 2015.

Redemption Provisions:	As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:	No sinking fund provisions

Defeasance provisions:	Sections 13.2 and 13.3 of the Indenture shall be applicable to the 2025 Notes

Time of Delivery:	March 10, 2015

Closing Location for Delivery of Securities:	The Depository Trust Company 55 Water Street New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:	Barclays Capital Inc. J.P. Morgan Securities LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated Morgan Stanley & Co LLC

Address for Notices, etc.:	c/o Barclays Capital Inc. 745 Seventh Avenue New York, NY 10019 Attn: Syndicate Registration Facsimile No.: (646) 834-8133

SCHEDULE III

1.             Each term sheet set forth in the form of Schedule IV hereto.

SCHEDULE IV-A

FORM OF TERM SHEET

2.000% Notes due 2020

Issuer:	Abbott Laboratories

Principal Amount:	$750,000,000

Coupon:	2.000%

Maturity:	March 15, 2020

Price to Public:	99.810% plus accrued interest, if any, from March 10, 2015

Yield to maturity:	2.040%

Benchmark Treasury:	1.375% due February 29, 2020

Spread to Benchmark Treasury:	+48 bps

Treasury Price and Yield:	99-033/4 / 1.560%

Coupon Dates:	Semiannually on March 15 and September 15

First Coupon:	September 15, 2015

Settlement Date:	March 10, 2015

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 10 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

CUSIP:	002824 AZ3

Joint Bookrunning Managers:	Barclays Capital Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC BNP Paribas Securities Corp.

Senior Co-Manager:	Deutsche Bank Securities Inc. SG Americas Securities, LLC Mitsubishi UFJ Securities (USA), Inc. RBS Securities Inc.

Co-Managers:

HSBC Securities (USA) Inc.

Standard Chartered Bank

Santander Investment Securities Inc.

Goldman, Sachs & Co.

The Williams Capital Group, L.P.

BBVA Securities Inc.

ING Financial Markets LLC
Mizuho Securities USA Inc.

RBC Capital Markets, LLC

U.S. Bancorp Investments, Inc.

Banca IMI S.p.A.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. at (888) 603-5847, J.P. Morgan Securities LLC, collect, at (212) 834-4533, Merrill Lynch, Pierce, Fenner & Smith Incorporated, at 1-800-294-1322, or Morgan Stanley & Co. LLC, toll-free at (866) 718-1649.

SCHEDULE IV-B

FORM OF TERM SHEET

2.550% Notes due 2022

Issuer:	Abbott Laboratories

Principal Amount:	$750,000,000

Coupon:	2.550%

Maturity:	March 15, 2022

Price to Public:	99.834% plus accrued interest, if any, from March 10, 2015

Yield to maturity:	2.576%

Benchmark Treasury:	1.750% due February 28, 2022

Spread to Benchmark Treasury:	+68 bps

Treasury Price and Yield:	99.01+ / 1.896%

Coupon Dates:	Semiannually on March 15 and September 15

First Coupon:	September 15, 2015

Settlement Date:	March 10, 2015

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 12.5 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

CUSIP:	002824 BA7

Joint Bookrunning Managers:	Barclays Capital Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC SG Americas Securities, LLC

Senior Co-Manager:	BNP Paribas Securities Corp. Deutsche Bank Securities Inc. Mitsubishi UFJ Securities (USA), Inc. RBS Securities Inc.

Co-Managers:

HSBC Securities (USA) Inc.

Standard Chartered Bank

Santander Investment Securities Inc.

Goldman, Sachs & Co.

The Williams Capital Group, L.P.

BBVA Securities Inc.

ING Financial Markets LLC

Mizuho Securities USA Inc.

RBC Capital Markets, LLC

U.S. Bancorp Investments, Inc.

Banca IMI S.p.A.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. at (888) 603-5847, J.P. Morgan Securities LLC, collect, at (212) 834-4533, Merrill Lynch, Pierce, Fenner & Smith Incorporated, at 1-800-294-1322, or Morgan Stanley & Co. LLC, toll-free at (866) 718-1649.

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SCHEDULE IV-C

FORM OF TERM SHEET

2.950% Notes due 2025

Issuer:	Abbott Laboratories

Principal Amount:	$1,000,000,000

Coupon:	2.950%

Maturity:	March 15, 2025

Price to Public:	99.793% plus accrued interest, if any, from March 10, 2015

Yield to maturity:	2.974%

Benchmark Treasury:	2.000% due February 15, 2025

Spread to Benchmark Treasury:	+88 bps

Treasury Price and Yield:	99-05 / 2.094%

Coupon Dates:	Semiannually on March 15 and September 15

First Coupon:	September 15, 2015

Settlement Date:	March 10, 2015

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 15 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

Notwithstanding the foregoing, if the notes are redeemed on or after December 15, 2024, the redemption price will be 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

CUSIP:	002824 BB5

Joint Bookrunning Managers:	Barclays Capital Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated J.P. Morgan Securities LLC Morgan Stanley & Co. LLC Deutsche Bank Securities Inc.

Senior Co-Manager:	BNP Paribas Securities Corp. SG Americas Securities, LLC Mitsubishi UFJ Securities (USA), Inc. RBS Securities Inc.

Co-Managers:

HSBC Securities (USA) Inc.

Standard Chartered Bank

Santander Investment Securities Inc.

Goldman, Sachs & Co.

The Williams Capital Group, L.P.

BBVA Securities Inc.

ING Financial Markets LLC

Mizuho Securities USA Inc.

RBC Capital Markets, LLC

U.S. Bancorp Investments, Inc.

Banca IMI S.p.A.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. at (888) 603-5847, J.P. Morgan Securities LLC, collect, at (212) 834-4533, Merrill Lynch, Pierce, Fenner & Smith Incorporated, at 1-800-294-1322, or Morgan Stanley & Co. LLC, toll-free at (866) 718-1649.

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